Proxy Statement Pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934

         Filed by the  registrant X
         Filed by a party other than the registrant __
         Check the appropriate  box:

          Preliminary  proxy statement
        x Definitive proxy statement
          Definitive additional materials
          Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


   The MicroCap Fund, Inc.
                                (Name of Registrant as Specified in Its Charter)

 Board of Directors of The MicroCap Fund, Inc.
                                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

x $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

     (4) Proposed maximum aggregate value of transaction:

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount previously paid:

         (2)      Form, schedule or registration statement no.:

         (3)      Filing party:

         (4)      Date filed:

                                              THE MICROCAP FUND, INC.
                                                 733 Third Avenue
                                             New York, New York 10017


                                                     July 28, 1995


Dear Fellow Stockholders:

                  You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Monday, August 28, 1995 at 1:00 P.M. at the offices of Tenzer Greenblatt LLP, 405 Lexington Avenue, 14th Floor, New York, New York 10174.

                  The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

                  Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at Two Broadway, New York, New York 10004.

                  Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                                     Cordially,

                                                     Michael S. Falk
                                                     Chairman of the Board

                                              THE MICROCAP FUND, INC.
                                                 733 Third Avenue
                                             New York, New York 10017
                                               --------------------

                                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                            TO BE HELD AUGUST 28, 1995
                                               --------------------

To the Stockholders of THE MICROCAP FUND, INC.

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The MicroCap Fund, Inc. (the "Company") will be held on Monday, August 28, 1995, at 1:00 P.M., local time, at the offices of Tenzer Greenblatt LLP, 14th Floor, 405 Lexington Avenue, New York, New York 10174, for the following purposes:

To elect two (2) Class I directors to hold office until the 1998 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

To ratify the selection of Deloitte & Touche LLP as the Company's independent certified public accountants for the current fiscal year; and

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  Only stockholders of record at the close of business on June 28, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.


                                             By Order of the Board of Directors,

                                                     Michael S. Falk
                                                     Chairman of the Board
July 28, 1995

                                                  PROXY STATEMENT

                                              THE MICROCAP FUND, INC.

                                          ANNUAL MEETING OF STOCKHOLDERS
                                            TO BE HELD AUGUST 28, 1995


                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE MICROCAP FUND, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on Monday, August 28, 1995, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                  Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about July 28, 1995.

                  The costs of soliciting proxies will be borne by the Company. It is estimated that these costs will be nominal.

                  Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                  The address and telephone number of the principal executive offices of the Company are:

                                    733 Third Avenue
                                    New York, New York  10017
                                    Telephone No.:  (800) 888-6534


                                        OUTSTANDING STOCK AND VOTING RIGHTS

                  Only stockholders of record at the close of business on June 28, 1995 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 2,108,555 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and 344,383.2 shares of the Company's preferred stock, par value $.01 per share (the "Preferred Stock"), the Company's only classes of voting securities. Each share of Common Stock entitles the holder to one vote at the Annual Meeting on all matters submitted to a vote at the Annual Meeting. Each share of Preferred Stock entitles the holder to one vote on all matters when voting as a separate class or the number of votes equal to the number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock (1.05 votes per share) on all matters when voting together with the holders of Common Stock as one class.


                                                 VOTING PROCEDURES

                  One director will be elected by the affirmative vote of a plurality of the shares of Common Stock and Preferred Stock, voting together as a class, present in person or represented by proxy at the Annual Meeting, and one director will be elected by the affirmative vote of a plurality of the shares of Preferred Stock, present in person or represented by proxy at the Annual Meeting, in each case, provided a quorum exists. A quorum is present if at least a majority of the outstanding shares of Common Stock and a majority of the outstanding shares of Preferred Stock, as of the Record Date, are present in person or represented by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together as a class, cast with respect thereto, provided a quorum exists. In accordance with Maryland law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same effect as a vote "against" a matter presented at the meeting. With respect to all matters to come before the meeting, broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

                  The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.


                                               ELECTION OF DIRECTORS

                  Pursuant to the Company's By-Laws, the Board of Directors is classified into three classes (Class I, Class II and Class III) each with a term of three years, except as set forth below. At this year's Annual Meeting of Stockholders, two (2) Class I directors will be elected to hold office for a term expiring at the 1998 Annual Meeting and until a successor is elected and qualified or until the director's earlier resignation or removal.

Mr. James E. Brands has been nominated as a Class I director for election by the holders of Common Stock and Preferred Stock, voting together as a class, and Mr. Leonard J. DeRoma has been nominated for election by the holders of Preferred Stock.

                  At this year's Annual Meeting of Stockholders, the proxies granted by Common Stockholders and Preferred Stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.


Name                       Age              Position

James E. Brands*           58               Director
Leonard J. DeRoma**        43               Director

- ---------------

* Standing for election by the holders of Common Stock and Preferred Stock, voting together as a class.

**       Standing for election by the holders of Preferred Stock.


James E. Brands has been a director of the Company since October 1993. From 1985 to February 1995, Mr. Brands was Executive Vice President of RPS Investors, Inc., a private investment company. From 1982 to February 1995, Mr. Brands was Vice Chairman and Chief Financial Officer of Scherer Healthcare, Inc., a public company engaged in the provision of medical services. Mr. Brands was Chairman of the Board of Directors from April 1993 to February 1995, and Chief Executive Officer from April 1994 to February 1995, of Marquest Medical Products, Inc., a public company engaged in the manufacture of medical devices.

Leonard J. DeRoma has been a director of the Company since 1994. Mr. DeRoma has been Managing Director of Barclays deZoete Wedd Securities, Inc. since June 1988. From June 1987 to June 1988, Mr. DeRoma was Senior Vice President of Dean Witter Reynolds, Inc.

                  The number of directors has been set by resolution of the Board of Directors at five. At the 1994 Annual Meeting of Stockholders, two Class I directors were elected to hold office for a term expiring at the 1995 Annual Meeting; two Class II directors were elected to hold office for a term expiring at the 1996 Annual Meeting; and one Class III director was elected to hold office for a term expiring at the 1997 Annual Meeting; and, in each case, until a successor is elected and qualified or until the director's earlier resignation or removal. The Company's By-Laws provide that at each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. The Articles Supplementary to the Company's Articles of Incorporation provide that the holders of Preferred Stock have the right to elect one Class I and one Class III director to the Board of Directors. Accordingly, at the 1995 Annual Meeting, the holders of Common Stock and Preferred Stock, voting together as a class, are entitled to elect one Class I director to hold office, and the holders of Preferred Stock are entitled to elect one Class I director to hold office, in each case, until the 1998 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                  During the year ended February 28, 1995, the Board of Directors held six meetings.

                  Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

                                      EXECUTIVE OFFICERS AND OTHER DIRECTORS

                  The  following  table  sets  forth  the  Company's   executive
officers and directors in addition to Messrs. Brands and DeRoma.


Name                                     Age         Position
Michael S. Falk*                          33          Chairman of the Board of
                                                           Directors
Kamal Mustafa*                            47          President, Chief Executive
                                                           Officer, Portfolio
                                                           Manager and Director
Kerry J. Dukes                            33           Managing Director
Mark T. Behrman                           32           Chief Financial Officer
                                                           and Treasurer
Jeffrey Lewis                             56             Director

- -----------------------

* Indicates "interested person" of the Company within the meaning of the Investment Company Act of 1940 (the "1940 Act")


Michael S. Falk has been Chairman of the Board of Directors of the Company since its inception. Since June 1988, Mr. Falk has been President, and since January 1994, Mr. Falk has also been Chief Executive Officer, of Commonwealth Associates, an investment banking firm, which is an affiliate of Commonwealth Associates Asset Management, Inc. (the "Administrator"), the Company's administrator. Mr. Falk also serves as President of the Administrator. In addition, since June 1988, Mr. Falk has been President and Chairman of the Board of Commonwealth Associates Management Company, Inc. (formerly JMJ Management Company Inc.), the general partner of Commonwealth Associates ("CAMCI").

Kamal Mustafa has been President, Chief Executive Officer, Portfolio Manager and a director of the Company since April 1994 and was Managing Director of the Company from inception to August 1993. In addition, Mr. Mustafa has been Chief Executive Officer and Managing Director of Hamilton Capital Partners, a private investment consulting firm, since its formation in October 1991. From March 1988 to October 1991, Mr. Mustafa was a Managing Director and Executive Vice President of KSP, a leverage buyout fund and also a Managing Director of Kluge and Company, responsible for the origination and financing of acquisitions. From 1986 to March 1988, Mr. Mustafa was a Managing Director of Mergers and Acquisitions and a Managing Director of Merchant Banking at PaineWebber, Inc. Mr. Mustafa is currently a member of the Board of Directors of Silverado Foods, Inc. and Regency (Cayman) Holdings, Inc.

Kerry Dukes has been Managing Director and Secretary of the Fund since October 1994. Since 1988, Mr. Dukes has been the Chief Operating Officer of Commonwealth Associates. From 1987 to 1988, Mr. Dukes was head of operations for Beuret & Company. From 1984 to 1987, Mr. Dukes was employed by Shearson Lehman Brothers.

Mark T. Behrman has been Chief Financial Officer and Treasurer of the Company since inception. Mr. Behrman has been Chief Financial Officer and Treasurer of the Administrator since its inception in January 1993. Since May 1994, Mr. Behrman has been Vice President - Corporate Finance and, from May 1992 to April 1994, Mr. Behrman was Chief Financial Officer of Commonwealth Associates. From January 1990 to November 1991, Mr. Behrman served as Controller of Fundamental Brokers, Inc., a broker dealer. From March 1987 to January 1990, Mr. Behrman was employed as an accounting supervisor at Drexel Burnham Lambert, Inc.

Jeffrey Lewis has been a director of the Company since August 1993. Since 1968, Mr. Lewis has been President and Chief Executive Officer of J.B. Lewis Associates, Inc., a construction company. Mr. Lewis has also been Chairman of the Board and Chief Executive Officer of Food Integrated Technologies, Inc. since February 1995.

Compliance With Section 16(a) of the Securities Exchange Act

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Holders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and 10% Holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       To the Company's knowledge, based solely on the Company's review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended February 28, 1995, all filing requirements applicable to its officers, directors, and 10% Holders were complied with on a timely basis.


                                              EXECUTIVE COMPENSATION

       Kamal Mustafa, President and Chief Executive Officer of the Company, and Stephen J. Warner, former President and Chief Executive Officer of the Company, received compensation of $54,000 and $0, respectively, during the year ended February 28, 1995. No executive officer received compensation equal to or in excess of $100,000 or options to purchase shares of Common Stock during such period.

Employment Agreement

       The Company and Kamal Mustafa entered into an employment agreement, effective April 1, 1994. Pursuant to the employment agreement, as amended, Mr. Mustafa serves as the Company's President, Chief Executive Officer and Portfolio Manager for a five-year period for an annual salary of $100,000, subject to a mandatory cost of living increase, and further increases at the discretion of the Company's Board of Directors. In addition, during the term of the employment agreement, Mr. Mustafa is entitled to receive a performance fee equal to the sum of (i) 10% of all amounts eligible to be distributed under the Company's employee profit sharing plan (the "Plan") which are attributable to investments made by the Company prior to April 1, 1994 (excluding (x) such investments which result in losses during a given year and (y) the Company's investments set forth in paragraph (iii) of this sentence), but not less than zero, plus (ii) 30% of all amounts eligible to be distributed under the Plan which are attributable to investments made by the Company during the employment period (including additional investments in a company) plus (iii) 30% of all amounts eligible to be distributed under the Plan which are attributable to investments made by the Company prior to April 1, 1994 which are renegotiated or restructured by Mr. Mustafa; provided, however, that Mr. Mustafa shall not receive an amount greater than 30% of all amounts eligible to be distributed under the Plan. In the event Mr. Mustafa's employment under the employment agreement terminates for any reason, including, without limitation, termination of the period of the employment agreement, but excluding the termination of Mr. Mustafa's employment for cause, the Company shall pay to Mr. Mustafa or his legal representative the foregoing amounts whether Plan Income as to which such amounts relate were earned during the period of the employment agreement or thereafter; provided, however, that the amount so payable to Mr. Mustafa in any given year shall not exceed 30% of all amounts eligible to be distributed under the Plan. Any amount payable to Mr. Mustafa pursuant to the foregoing provision for any given year but not so paid in such year shall be paid to Mr. Mustafa in the next subsequent year in which such amount is eligible to be paid pursuant to the provisions of the 1940 Act.

Compensation of Directors

       Non-management directors receive a fee of $2,500 plus out-of-pocket expenses for each regular quarterly Board of Directors meeting attended.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

       The Company does not have a Compensation Committee of its Board of Directors. Decisions as to compensation are made by the Company's Board of Directors. Michael S. Falk, in his capacity as a director, participated in the Board's deliberations concerning compensation of executive officers for the Company during the year ended February 28, 1995. During the year ended February 28, 1995, Mr. Falk served as President and Chairman of the Board of CAMCI, President of the Administrator, a wholly-owned subsidiary of CAMCI, and Chief Executive Officer of Commonwealth Associates, a partnership of which CAMCI is the general partner. The Company, the Administrator and Commonwealth Associates have certain common officers and employees. See "Certain Relationships and Related Transactions."

Report on Executive Compensation

       There is no Compensation Committee of the Board of Directors or other committee of the Board performing equivalent functions. During the year ended February 28, 1995, compensation of the Company's executive officers was determined by the Board of Directors. There is no formal compensation policy for the Company's executive officers, other than the existing employment agreement with Kamal Mustafa.

Total compensation for executive officers consists of a combination of salaries and Plan performance fees. The salary of the Company's President and Chief Executive Officer is fixed annually by the terms of his employment agreement with the Company. No Plan Performance Fees were paid during the year ended February 28, 1995. The Company does not have a stock option plan.

During the year ended February 28, 1995, Kamal Mustafa, the Company's President and Chief Executive Officer received compensation of $54,000. During such period, the Company achieved an increase in net assets of $166,851 ($.08 per share).

                                Michael S. Falk
                                James E. Brands
                               Leonard J. DeRoma
                                 Jeffrey Lewis
                                 Kamal Mustafa

Stock Performance Graph

The following line graph compares, from March 22, 1993, the first day on which the Company's Common Stock was publicly traded, through February 28, 1995, the cumulative total return among the Company, companies comprising the NASDAQ Market Index and a Peer Group Index, based on an investment of $100 on March 22, 1993, in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company paid a dividend of $.20 per share on the Common Stock and, therefore, the cumulative total return calculation for the Company is based upon stock price appreciation and upon reinvestment of dividends. The Peer Group Index consists of business development companies listed on NASDAQ. These companies are: Allied Capital Corp., Allied Capital Corp. II, Capital Southwest Corp., PMC Capital, Inc. and Prism Group, Inc. Historic stock price is not necessarily indicative of future stock price performance.

                                       COMPARISON OF CUMULATIVE TOTAL RETURN
                                              THE MICROCAP FUND, INC.
                                        PEER GROUP AND NASDAQ MARKET INDEX


                                                     3/19/93              2/28/94             2/28/95
The MicroCap Fund, Inc.                             $100.00              $ 86.25              $ 67.06
Peer Group                                           100.00               103.54                97.25
NASDAQ Market Index                                  100.00               120.68               115.22

                                           VOTING SECURITY OWNERSHIP OF
                                     CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of June 28, 1995, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, Preferred Stock and total voting power by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Preferred Stock or total voting power; (ii) the Company's Chief Executive Officer; (iii) each of the Company's directors and nominees for director; and (iv) all executive officers and directors as a group:



                 Amount and Nature of  Percentage of         Amount and Nature    Percentage of
                 Beneficial            Outstanding Shares    of Beneficial        Outstanding Shares
                 Ownership of Common   of Common             Ownership of         of Preferred Stock  Percentage of
    Name and     Stock(1)              Stock Owned           Preferred            Owned               Total
   Address of                                                    Stock                                Voting Power
Beneficial Owner
Michael S. Falk      33,500                    1.59%             5,700            1.66%               1.60%
Kamal Mustafa        20,000                      *               3,000            *                   *
James E. Brands       5,000                      *               1,000            *                   *
Leonard J.            5,000                      *               1,000            *                   *
DeRoma
Jeffrey Lewis         3,500                      *                 700            *                   *
All executive        70,000                    3.32%            11,600            3.37%               3.33%
officers and
directors as a
group (seven
persons)

* Less than 1%


(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from June 28, 1995 upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that warrants or options that are held by such person (but not those held by any other person) and which are exercisable within 60 days from June 28, 1995 have been exercised.


                                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 2, 1993, the Administrator purchased 10,000 shares of Common Stock for $100,000, or $10.00 per share.

          Pursuant to an agreement, dated March 19, 1993, between the Company and the Administrator (the "Administration Agreement"), the Administrator administers, subject to the overall supervision of the Company's Board of Directors, the Company's business affairs and furnishes the Company with office facilities and clerical, bookkeeping and recordkeeping services at such facilities. In return for its administrative services, the Company pays to the Administrator an annual fee of 1% of the Company's net assets, determined and payable quarterly, throughout the term of the Administration Agreement. During the period from commencement of operations (March 19, 1993) through February 28, 1994 and the year ended February 28, 1995, the Company paid the Administrator fees of $181,816 and $181,052, respectively.

          Commonwealth Associates acted as underwriter of the Company's initial public offering. In connection with the Company's initial public offering, Commonwealth Associates received underwriting discounts and commissions of $1,535,800, 7% of the proceeds of the offering, and a non-accountable expense allowance of $548,500, 2 1/2% of the proceeds of the offering.

                                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          Deloitte & Touche LLP has audited and reported upon the financial statements of the Company for the fiscal year ended February 28, 1995 and has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending February 29, 1996. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

          An affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP to examine and report on the financial statements of the Company for the fiscal year ending February 29, 1996.

                                   STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

          Stockholders who wish to present proposals appropriate for consideration at the Company's 1996 Annual Meeting of Stock-holders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than April 1, 1996 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                                 OTHER INFORMATION

          Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

          A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1995 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JUNE 28, 1995. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE EXHIBITS THERETO, WILL BE PROVIDED TO EACH SUCH STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO:

                                              THE MICROCAP FUND, INC.
                                                 733 Third Avenue
                                             New York, New York 10017

          The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                    By order of the Board of Directors,

                                    Michael S. Falk
                                    Chairman of the Board

July 28, 1995



1Set forth the amount on which the filing fee is calculated and state how it was determined.


FOR USE BY HOLDERS OF COMMON STOCK

                                            THE MICROCAP FUND, INC.
                                            733 Third Avenue
                                            New York, New York 10017

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 28, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    The undersigned  hereby appoints  Michael S.
                  Falk and Kamal Mustafa, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The MicroCap Fund, Inc. on Monday, August 28, 1995, at the offices of Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, New York 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

                  ELECTION OF DIRECTORS:
                  __ FOR the nominee listed below.

                  __ WITHHOLD AUTHORITY
                  to vote for the nominee listed below.

                  James E. Brands to serve as a Class I director until the 1998 Annual Meeting



                    RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                     FOR                       AGAINST                   ABSTAIN
                      __                          __                        __



                           IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                 (Continued and to be signed on reverse side)


                           THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND THE PROPOSAL LISTED ABOVE.



                     DATED: _______________________________, 1995


                    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                   --------------------------------------------
                    Signature



                    --------------------------------------------
                    Signature if held jointly


Please mark, sign, date and return this proxy card promptly using the enclosed envelope.









FOR USE BY HOLDERS OF PREFERRED STOCK

                                                  THE MICROCAP FUND, INC.
                                                     733 Third Avenue
                                                 New York, New York 10017

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 28, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Michael S. Falk and Kamal Mustafa, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The MicroCap Fund, Inc. on Monday, August 28, 1995, at the offices of Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, New York 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

         A. ELECTION OF DIRECTOR BY THE PREFERRED AND COMMON STOCKHOLDERS VOTING TOGETHER AS A CLASS:
          __ FOR the nominee listed below.

          __ WITHHOLD AUTHORITY
            to vote for the nominee listed below.

    James E. Brands to serve as a Class I director until the 1998 Annual Meeting

          B. ELECTION OF DIRECTOR BY THE PREFERRED STOCKHOLDERS VOTING SEPARATELY AS A CLASS:

          __ FOR the nominee listed below.     __ WITHHOLD AUTHORITY
                                           to vote for the nominee listed below.

Leonard J. DeRoma to serve as a Class I director until the 1998 Annual Meeting

         RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

            FOR                       AGAINST                    ABSTAIN
             __                         __                           __

(Continued and to be signed on reverse side)


         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND THE PROPOSAL LISTED ABOVE.



          DATED: _______________________________, 1995


          Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


- --------------------------------------------
Signature



- --------------------------------------------
Signature if held jointly


Please mark, sign, date and return this proxy card promptly using the enclosed envelope.